Remuneration of the members of Executive Management and the Board of Directors (Tables)	12 Months Ended
Sep. 30, 2022
Remuneration of Executive Management and Board of Directors [Abstract]
Summary of Remuneration of Management
The total remuneration of management is shown in the following table:

	September 30,
EUR million	2022	2021	2020
Salaries and other short-term benefits	6.3	4.3	4.0
Post-employment benefits	—	—	0.9
Termination benefits	—	—	0.2
Share-based payments	8.1	2.7	—
Total	14.4	7.0	5.1
Compensation of the Group’s key management personnel includes salaries, other short-term benefits as well as share-based payments. For further information regarding the share-based payments see note 7.12.